Supplement dated November 12, 2014
to the Classes A, B, C, J, and P Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(as supplemented on March 7, 2014, March 14, 2014, April 28, 2014, June 16, 2014,
July 15, 2014, August 18, 2014, and October 1, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

INTERNATIONAL EMERGING MARKETS FUND

In the Management – Sub-Advisor(s) and Portfolio Manager(s) section, add:

•	Alan Wang (since 2014), Portfolio Manager

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the section for Principal Global Investors, LLC, add the following to the alphabetical list of portfolio managers:

Alan Wang has been with PGI since 2003.  As a co-employee of PGI and Principal Global Investors (Hong Kong) Limited, Mr. Wang manages Principal Fund assets as an employee of PGI.  He earned a bachelor’s degree in Economics and International Finance from Renmin University of China and an M.B.A. from University of Iowa.  Mr. Wang has earned the right to use the Chartered Financial Analyst designation.

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